                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 24, 2002

                                   ----------


                            BRANDPARTNERS GROUP, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                       0-16530               13-3236325
(State or other jurisdiction of    (Commission file number)  (I.R.S. employer
incorporation or organization)                               identification no.)



                  777 Third Avenue
                  New York, NY                                      10017
(Address of principal executive offices)                          (Zip code)

       Registrant's telephone number, including area code:  (212) 446-0200

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press release dated September 24, 2002.

ITEM 9.  REGULATION FD DISCLOSURE.

                  On September 24, 2002, the Registrant announced the death of its Chairman and Chief Executive Officer, Jeffrey S. Silverman, and the election of Edward T. Stolarski as Chief Executive Officer.

                  A copy of the press release announcing Mr. Silverman's death and the election of Mr. Stolarski is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Financial Performance Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 25, 2002                 BRANDPARTNERS GROUP, INC


                                  By:  /s/ Edward T. Stolarski
                                     ------------------------------
                                     Name: Edward T. Stolarski
                                     Title: Chief Executive Officer